6-1162-JDR-395


Western Pacific Airlines, Inc.
2864 South Circle Drive
Suite 1100
Colorado Springs, CO  80906


Subject:          Letter Agreement No. 6-1162-JDR-395 to
                  Purchase Agreement No. 1947 --
                  Advance Payment Matters


This Letter Agreement amends Purchase Agreement No. 1947 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Western Pacific Airlines, Inc. (Buyer) relating to Model 737-300 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Notwithstanding the Advance Payment Schedule set forth in Article 5.1 of the Agreement, Boeing and Buyer hereby agree to an alternate schedule for the advance payments as follows:

1.       Advance Payment Schedule.

         1.1 Buyer will pay to Boeing advance payments for all Aircraft in accordance with the following schedule:

                   Payment Date                               Payment Amount
                   ------------                               --------------
                  April 26, 1996                              [XXXXXXXX]

                  September 20, 1996                          [XXXXXXXX]

                  October 4, 1996                             [XXXXXXXX]

                  November 15, 1996                           [XXXXXXXX]

                  February 15, 1997                           [XXXXXXXX]

         1.2      [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXX]


P.A. No. 1947                                                               SA-1
K/WPA



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Western Pacific Airlines, Inc.
6-1162-JDR-395   Page 2


         1.3      [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

         1.4      [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

         1.5      [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

         1.6      [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXX]

2.       Payment of Interest on Deferred Advance Payments.

         Buyer agrees to pay to Boeing interest as calculated on the difference between (i) advance payment amounts that would have been paid under Article 5.1 of the Agreement had this Letter Agreement not been made and (ii) advance payment amounts paid

P.A. No. 1947                                                               SA-1
K/WPA

Western Pacific Airlines, Inc.
6-1162-JDR-395   Page 3



under the advance payment schedule set forth in paragraph 1.1 above, as amended by paragraphs 1.4, 1.5 and/or 1.6 above or any substitute schedule (such as the schedule set forth in Attachment A to this Letter Agreement) which may be established for the Aircraft. Interest will be paid on deferred advance payments commencing on September 20, 1996. Buyer will pay such interest quarterly on the first business day of the quarter with the initial payment due on January 2, 1997. Such interest will accrue at a fluctuating rate per annum equal to the rate of interest publicly announced by Citibank, N. A. New York, New York as their base rate plus [X] percent, compounded monthly.

Boeing will submit to Buyer, not less than fifteen (15) days prior to the end of each quarter, an invoice for interest accrued during each such quarter.

3.       Assignment.

         In the event Buyer enters into a predelivery assignment of its rights and obligations under Article 10 of the Agreement to a third party, such third party may make advance payments either in accordance with the schedule set forth in Attachment A hereto, or in accordance with Article 5.1 of the Agreement.

Boeing's consent to any such assignment is subject to (i) receipt of payment bringing advance payments current under the selected schedule, (ii) payment of interest at the rate set out in paragraph 2 above on payments made later than required under the selected schedule and (iii) payment of any interest owed under paragraph 2 at the time of such assignment.

4.       Confidentiality.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information

P.A. No. 1947                                                               SA-1
K/WPA



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Western Pacific Airlines, Inc.
6-1162-JDR-395   Page 4



contained herein to any other person or entity, except as provided in Letter Agreement 1947-1.

Very truly yours,

THE BOEING COMPANY



By
  ---------------------------
Its  Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date:                    , 1996


WESTERN PACIFIC AIRLINES, INC.



By
  -----------------------------
Its



Attachment


P.A. No. 1947                                                               SA-1
K/WPA

Attachment A to
Letter Agreement 6-1162-JDR-395
Page 1




                       ALTERNATE ADVANCE PAYMENT SCHEDULE
                                737-300 AIRCRAFT

                                              Amount Due Per Aircraft
                                              (Percentage of Advance
Due Date of Payment                              Payment Base Price)
-------------------                           ------------------------

Upon signing the Agreement                               1.0% (less the Deposit)

24 months prior to the first                             2.0%
day of the scheduled delivery
month of such Aircraft

21 months prior to the first                             2.5%
day of the scheduled delivery
month of such Aircraft

18 months prior to the first                             2.5%
day of the scheduled delivery
month of such Aircraft

12 months prior to the first                             2.5%
day of the scheduled delivery
month of such Aircraft

9 months prior to the first                              2.5%
day of the scheduled delivery
month of such Aircraft

6 months prior to the first                              2.0%
day of the scheduled delivery
month of such Aircraft

                  Total                                 15.0%



P.A. No. 1947                                                               SA-1
K/WPA


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